March 17, 2005
MELLON FUNDS TRUST
Mellon Small Cap Stock Fund
Mellon International Fund
Mellon Emerging Markets Fund

Supplement to Prospectus
dated December 31, 2004

     The following information supplements and supersedes any contrary information contained in the Prospectus under the captions “Goal/Approach, Concepts to Understand” with respect to Mellon Small Cap Stock Fund:

     Small-capitalization companies: generally new and often entrepreneurial companies with market capitalizations ranging between $100 million and $3 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Small-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.

     The following information supplements and supersedes any contrary information contained in the Prospectus under the captions “Goal/Approach,” “Main Risks” and “Management” with respect to Mellon International Fund and Mellon Emerging Markets Fund:

     Effective June 30, 2005, Mellon International Fund and Mellon Emerging Markets Fund will generally invest most of their cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style described below under the direction of the funds’ new co-primary portfolio manager, Remi Browne. Each fund’s current portfolio (approximately $1.5 billion in assets for the International Fund and $1.3 billion in assets for the Emerging Markets Fund), as well as the remainder of the cash inflows, will continue to be managed in accordance with the value-oriented investment style described in the Prospectus under the direction of the funds’ other co-primary portfolio manager D. Kirk Henry. The allocation of the cash inflows as well as outflows (redemptions and expense items) will be at the discretion of the investment adviser depending on the circumstances. Under normal conditions, however, generally between 90% to 100% of cash inflows will be allocated to the core investment style and cash outflows will be allocated proportionately based approximately on the size of the fund’s portfolio managed by Mr. Henry and Mr. Browne, respectively. These allocation percentages may be changed from time to time. Fund management believes that by implementing a core investment style with respect to such assets, each fund may take advantage of investment opportunities in international and emerging markets that may not fall within the value-oriented investment style currently employed for the fund’s entire portfolio.

     Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style will be invested in equity securities of companies located in the foreign countries represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE”) Index and Canada in the case of the International Fund, and the

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MSCI Emerging Markets (Free) Index in the case of the Emerging Markets Fund. These investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.

     Under the core investment approach, each fund intends to invest in a broad range of (and in any case at least five different) countries. The funds are not required to invest in every country represented in, or to match the country weightings of, the respective Index.

     Each fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager will employ a bottom-up investment approach which emphasizes individual stock selection.

  Stock selection. The core investment style portfolio manager uses proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and posi- tive trends in earnings forecasts.
  Country allocations. The core investment style portfolio manager generally seeks to allocate country weightings in accordance with the respective Index. Deviations from the respective Index country weightings may occur.
  Sector and industry allocations. The core investment style portfolio manager groups stocks into micro- universes of similar companies within each country to facilitate comparisons. The portfolio manager uses the sector allocations of the respective Index as a guide, but allocations may differ from those of the respective Index.

     The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the respective Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

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     In addition to the respective fund’s principal risks discussed in the Prospectus, the following risks will apply to the portion of the fund’s portfolio managed according to the core investment style:

     By investing in a mix of growth and value companies, the fund assumes the risks of both. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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     As noted above, effective June 30, 2005, Remi J. Browne, CFA, will become a co-primary portfolio manager of each fund responsible for the portion of the fund’s portfolio to be managed in accordance with the core investment style. Mr. Browne is a senior vice president of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, and serves as the lead portfolio manager for TBCAM’s global core, international core, international growth and worldwide growth disciplines. Mr. Browne joined Standish Asset Management, an affiliate of Dreyfus, in August 1996 and became an employee of TBCAM in July 2001. Mr. Browne also has been an employee of Dreyfus, since March 2005.

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